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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

        Date of Report (Date of earliest event reported): August 15, 2005

                          MERRILL LYNCH DEPOSITOR, INC.
                     (ON BEHALF OF PPLUS TRUST SERIES GSG-2)
             (Exact name of registrant as specified in its charter)

          DELAWARE                001-31754                    13-3891329
      (State or other           (Commission                (I. R. S. Employer
      jurisdiction  of           File Number)              Identification No.)
       incorporation)

   WORLD FINANCIAL CENTER,                                        10080
     NEW YORK, NEW YORK                                        (Zip Code)
    (Address of principal
     executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT


SECTION 1.    REGISTRANT'S BUSINESS AND OPERATIONS

              Not applicable.

SECTION 2.    FINANCIAL INFORMATION

              Not applicable.

SECTION 3.    SECURITIES AND TRADING MARKETS

              Not applicable.

SECTION 4.    MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

              Not applicable.

SECTION 5.    CORPORATE GOVERNANCE AND MANAGEMENT

              Not applicable.


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SECTION 6.    [RESERVED]

SECTION 7.    REGULATION FD

              Not applicable.

SECTION 8.    OTHER EVENTS

   ITEM 8.01  OTHER EVENTS

        99.1 Distribution to holders of the PPLUS Trust Certificates Series GSG-2 on August 15, 2005.

                     For information with respect to the underlying securities
              held by PPLUS Trust Series GSG-2, please refer to The Goldman Sachs Group, Inc.'s (Commission file number 001-14965) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                     Although we have no reason to believe the information
              concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

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SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS

   ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS


         (a)  Financial statements of business acquired.

              None.

         (b)  Pro forma financial information.

              None.

         (c)  Exhibits.

              99.1 Trustee's report in respect of the August 15, 2005 distribution to holders of the PPLUS Trust Certificates Series GSG-2.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                   MERRILL LYNCH DEPOSITOR, INC.

Date: 08/25/05                     By: /s/ Stephan Kuppenheimer
                                       -----------------------------------
                                   Name: Stephan Kuppenheimer
                                   Title: President



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                                  EXHIBIT INDEX


99.1 Trustee's report in respect of the August 15, 2005 distribution to holders of the PPLUS Trust Certificates Series GSG-2.